UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 6, 2004
                       (Date of earliest event reported)

                            CGI HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   33-19980-D
                             (Commission File No.)

                                   87-0450450
                       (IRS Employer Identification No.)

                            100 North Waukegan Road
                                   Suite 100
                           Lake Bluff, Illinois 60044
                    (Address of Principal Executive Offices)

                                 (847) 615-2890
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities.

On December 6, 2004, CGI Holding Corporation, a Nevada corporation (the "Company") completed a private placement of 4.3 million "Units" comprised of one share of common stock, par value $0.001 per share, and one warrant to purchase
0.55 share of common stock at $3.50 per Unit.

The Company raised $15,050,000, which will be used for working capital purposes and acquisition opportunities. The shares and warrants comprising the Units sold and the conversion shares cannot be transferred or sold except as permitted under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws pursuant to registration or an exemption from registration under the Securities Act. The Company agreed to submit a registration statement for the registration of common stock and conversion shares underlying the warrants, prior to December 31, 2004 and agrees to use good faith efforts to have the registration statement declared effective as soon as possible. The warrants are detachable from the shares and are exercisable at any time commencing 90 days after the issuance for the balance of their three year term (which 90 day lockout may be waived in the Company's discretion) with an exercise price of $4.12 per full conversion share equal to the closing price of the Company's common stock on the date of issuance, subject to adjustment as provided therein. If the Company's common stock closing price is $8.00 per share or higher for twenty consecutive days, the Warrant holder will have 30 days from the twentieth consecutive trading day to exercise his or her warrant or the warrant will lapse. The Units are sold pursuant to the exemption from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC under the Securities Act, based on the fact that the Units were sold only to purchasers who are "accredited investors" within the meaning of Regulation D and to not more than 35 investors who the Company believes have such knowledge and experience in financial and business matters that he or she is capable of evaluating the risks and merits of the investment.

In connection with the offering, the Company has agreed orally to pay finders fees in the amount of $285,000 and warrants to purchase 81,429 shares of common stock on the terms and conditions as set forth above.

For consulting and advisory services provided for a six month period commencing December 10, 2004, the Company has agreed orally to pay Momentum Capital, LLC consulting fees in the amount of $280,000 and warrants to purchase 80,000 shares of common stock on the terms and conditions as set forth above. Furthermore, in recognition of the efforts made to date with respect to (a) the offering and (b) the proposed acquisition of MarketSmart Advertising, Inc., Rightstuff d/b/a/ Bright Idea Studios and Checkup Marketing, Inc., the Company has agreed orally to compensate Mr. T. Benjamin Jennings, a director of the Company and Chairman of the Company's board of directors, with $275,000 and warrants to purchase 75,000 shares of common stock on the terms and conditions as set forth above.

Item 9.01 Exhibits

(c) Exhibits

99.1 Press Released dated December 7, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 10, 2004

CGI HOLDING CORPORATION.

By:/s/ Gerard M. Jacobs
Name: Gerard M. Jacobs
Title: President and Chief Executive Officer

                                 EXHIBIT INDEX

Exhibit Number    Description
99.1              Press Release dated December 7, 2004


                                  EXHIBIT 99.1
                     PRESS RELEASE DATED DECEMBER 7, 2004

Tuesday, December 7, 2004,12:32 pm Eastern Time

Press Release

SOURCE:  CGI Holding Corporation

CGI Holding Corporation Completes $15.05 Million Private Placement

Financing Will Allow Company to Further Aggressive Acquisition Strategy

LAKE BLUFF, IL.--(Businesswire)-December 7, 2004--CGI Holding Corporation (OTCBB:CGIH; the "Company") today announced that the Company has raised gross proceeds of $15.05 million through a private placement of its common stock and warrants. The funds were raised through the sale of 4.3 million unregistered shares of the Company's common stock to a group of institutional and accredited investors at a price of $3.50 per share, plus warrants to purchase 2,365,000 shares of the Company's common stock at an exercise price of $4.12 per share. The Company expects to file a registration statement to register the common stock and shares underlying the warrants issued in connection with the financing.

"This financing provides us with the flexibility to pursue many of the highly attractive acquisition opportunities we continue to identify," said Gerard M. Jacobs, the Company's CEO. "We have reached the breakout point in our strategy to expand CGI's businesses, revenues and profits."

"With our rapidly expanding base businesses and over $17.5 million in cash in the bank, we are extremely well positioned to grow the Company internally and via a series of acquisitions," said T. Benjamin Jennings, the Company's Chairman. "Our acquisition pipeline is full, and we expect to extend our leadership position in search engine marketing, online dating, and other complementary businesses."

CGI Holding Corporation, based in Lake Bluff, Illinois (see www.cgiholding.com) currently has one subsidiary, Websourced, Inc., Morrisville, North Carolina, a leader in search engine optimization, pay-per-click campaign management, and online dating (see www.websourced.com, www.keywordranking.com and www.cherish.com).

Statements made in this press release that express the Company's or management's intentions, plans, beliefs, expectations or predictions of future events, are forward-looking statements. The words "believe", "expect", "intend", "estimate", "anticipate", "will" and similar expressions are intended to further identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Those statements are based on many assumptions and are subject to many known and unknown risks, uncertainties and other factors that could cause the Company's actual activities, results or performance to differ materially from those anticipated or projected in such forward-looking statements. Other factors that could cause the Company's actual activities, results or performance to differ materially include risks and uncertainties relating to: historical losses; volatile stock price; acquisition-related risks; managing growth; availability of skilled labor and key personnel; weak general economic and business conditions; lack of long-term contracts; lack of brand awareness; client expectations; dependence upon the Internet and telecommunications infrastructure; competition; long-term viability of search engine optimization business; governmental regulation or taxation; legal uncertainties affecting the Internet; numerous online dating-related risks; affiliate agreements and relationships; third-party providers; hurricanes; terrorism; regulation of adult content and personal information; security breaches; computer viruses; credit card fraud; inability to protect intellectual property; likely inability to collect all monies owed to us; existing and potential litigation; insider control; no dividends; Nevada laws that could discourage transactions involving the Company's stock; future capital needs; potential dilution; indemnification of directors and officers; and other factors and risks discussed in the Company's filings with the Securities and Exchange Commission. The Company cannot guarantee future financial results, levels of activity, performance or achievements and investors should not place undue reliance on the Company's forward-looking statements. The forward-looking statements contained herein represent the judgment of the Company as of the date of this press release, and the Company expressly disclaims any intent, obligation or undertaking to update or revise such forward-looking statements to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

Contact:

CGI Holding Corporation
Gerard M. Jacobs, President and Chief Executive Officer
(847) 615-2890
gjacobs@cgiholding.com

or
CEOcast, Inc.
Ed Lewis, 212-732-4300 x225